Exhibit 99.1

BIOMET ANNOUNCES FIRST QUARTER OF FISCAL YEAR 2012 FINANCIAL RESULTS

WARSAW, Ind., October 6, 2011 – Biomet, Inc. announced today financial results for its first fiscal quarter ended August 31, 2011.

•	Net sales increased 4% (flat at constant currency) worldwide to approximately $665 million
•	International (primarily ex-U.S. and ex-Europe) net sales increased 20% (9% constant currency) to $101 million
•	Hip sales increased 7% (2% constant currency) worldwide and increased 3% in the U.S.
•	Sports medicine sales increased 12% (9% constant currency) worldwide
•	Extremity sales grew 19% (16% constant currency) worldwide, with a U.S. growth rate of 21%
•	Dental sales increased 5% (decreased 1% constant currency) and increased 7% in the U.S.
•	Operating cash flow of $123 million

First Quarter Financial Results

Net sales increased 4% during the first quarter of fiscal year 2012 to $664.6 million compared to net sales of $640.7 million during the first quarter of fiscal year 2011. Excluding the effect of foreign currency, net sales were flat during the first quarter. U.S. net sales decreased 1% to $414.7 million during the first quarter, while Europe net sales increased 8% (decreased 3% constant currency) to $148.5 million and International (primarily Canada, South America, Mexico and the Pacific Rim) net sales increased 20% (9% constant currency) to $101.4 million.

Special items (pre-tax) for the fiscal first quarter totaled $109.6 million, including $85.5 million of non-cash amortization and depreciation expense related to the Merger and $24.1 million of non-Merger related special items, primarily associated with Biomet’s operational improvement program.

Reported operating income during the first quarter of fiscal year 2012 was $72.7 million compared to operating income of $69.7 million during the first quarter of fiscal year 2011. Excluding special items, adjusted operating income totaled $182.3 million during the first fiscal quarter of 2012.

Excluding special items, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) was $226.6 million, or 34.1% of net sales during the first quarter of fiscal year 2012.

Interest expense during the first quarter of fiscal year 2012 totaled $125.4 million compared to $126.8 million during the first quarter of the prior year, principally due to lower interest rates on floating rate debt.

Reported cash flow from operations totaled $123.1 million for the first quarter of fiscal year 2012. Free cash flow (operating cash flow of $123.1 million minus capital expenditures of $39.2 million) was $83.9 million, which reflects $55.0 million of cash interest paid in the quarter.

Reported gross debt was approximately $6.026 billion, and cash and cash equivalents as defined in the Company’s Credit Agreement dated September 25, 2007, totaled $431.2 million, resulting in net debt of $5.595 billion at August 31, 2011. From May 31, 2008, the first fiscal year-end after the Merger, to August 31, 2011, net debt decreased by $578.0 million due to an increase in cash and cash equivalents of $303.6 million and a $274.4 million reduction of gross debt. The reduction of gross debt includes a $92.6 million decrease due to favorable foreign currency translation on the Company’s euro-denominated debt.

Biomet’s senior secured leverage ratio as of August 31, 2011 was 3.44 times the last twelve months (“LTM”) adjusted EBITDA, as defined by our credit agreement, compared to 4.16 times at May 31, 2008. The total (net debt) leverage ratio was 5.54 times LTM adjusted EBITDA at August 31, 2011, compared to 6.97 times as of May 31, 2008.

Biomet’s President and Chief Executive Officer Jeffrey R. Binder stated, “Net sales increased 4% on a reported basis during our fiscal first quarter, while net sales were flat on a constant currency basis. We executed well with our new product launches in hips during the quarter and we’re pleased with the improved sales results. We expect to see similar improvements in our knee performance later this year and into next year as we launch several meaningful new products in the second half. In this quarter, we also begin reporting our Sports, Extremities and Trauma sales as a distinct category in keeping with our recent organizational changes. We were pleased to post 8% worldwide constant currency growth in a product category that delivered more than $300 million in sales during fiscal 2011, despite an uncharacteristically soft domestic quarter in our sports medicine business. We were also pleased with the 9% constant currency sales growth in our International business during the quarter.”

New product categories have been created in order to more closely represent the way Biomet currently reports sales and markets its products, and to provide increased reporting transparency. The following table provides first quarter net sales performance by product category:

	First Quarter Net Sales Performance
	Worldwide Reported Quarter 1 - FY 2012	Worldwide Reported Growth %		Worldwide CC Growth %		United States Growth %

Large Joint Reconstructive	$397.0	5%		-%		(1	) %
Knees		2%		(2	) %	(4	) %
Hips		7%		2%		3%
Bone Cement and Other		10%		3%		7%
Sports, Extremities, Trauma (S.E.T.)	80.1	11%		8%		8%
Sports Medicine		12%		9%		1%
Extremities		19%		16%		21%
Trauma		(2	) %	(6	) %	(6	) %
Spine & Bone Healing	76.1	(10	) %	(11	) %	(10	) %
Spine		(10	) %	(11	) %	(10	) %
Bone Healing		(11	) %	(11	) %	(11	) %
Dental	59.3	5%		(1	) %	7%
Other	52.1	9%		6%		3%

Net Sales	$664.6	4%		-%		(1	) %

Large Joint Reconstructive sales increased 5% (flat at constant currency) worldwide to $397.0 million and decreased 1% in the United States during the first quarter of fiscal year 2012 compared to the first quarter of fiscal year 2011. Knee sales increased 2% (decreased 2% constant currency) worldwide during the first quarter and decreased 4% in the U.S. Hip sales increased 7% (2% at constant currency) worldwide during the first quarter and increased 3% in the U.S. as a result of market demand for the Arcos® Modular Femoral Revision System, Active Articulation™ E1® Mobility Hip System, and the Taperloc® Complete Hip Stem.

S.E.T. sales increased 11% (8% constant currency) worldwide to $80.1 million during the first quarter and increased 8% in the U.S. Sports medicine sales increased 12% (9% constant currency) worldwide during the quarter and increased 1% in the U.S. Strong demand for procedure-specific devices, including the JuggerKnot™ Soft Anchor, the ZipTight™ Fixation System with ZipLoop™ Technology for Ankle Syndesmosis and the TunneLoc® Femoral Fixation Device contributed to sports medicine sales growth during the first quarter. Extremity sales grew 19% (16% constant currency) worldwide during the quarter, with a growth rate of 21% in the U.S. The Comprehensive® Primary and Reverse Shoulder Systems continued to drive strong growth for extremities during the first quarter. Trauma sales decreased 2% (6% constant currency) worldwide during the quarter and decreased 6% in the U.S.

Spine and Bone Healing (non-invasive trauma stimulation and bracing) sales decreased 10% (11% constant currency) worldwide to $76.1 million during the first quarter and decreased 10% in the U.S.

Dental sales increased 5% (decreased 1% constant currency) worldwide to $59.3 million and increased 7% in the U.S. during the first quarter. The Biomet 3i dental business continued to benefit from new product introductions and good execution by the U.S. sales team, resulting in three consecutive quarters of mid-single digit growth.

Sales of “other” products increased 9% (6% constant currency) worldwide to $52.1 million during the first quarter and increased 3% in the U.S. Strong sales growth in the microfixation business was somewhat offset by a decline in sales of biologics during the quarter.

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses large joint reconstructive products, including orthopedic joint replacement devices, and bone cements and accessories; sports medicine, extremities and trauma products, including internal and external orthopedic fixation devices; spine and bone healing products, including spine hardware, spinal stimulation devices, and orthobiologics, as well as electrical bone growth stimulators and softgoods and bracing; dental reconstructive products; and other products, including microfixation products and autologous therapies. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer, at (574) 372-1687 or Barbara Goslee, Director, Corporate Communications at (574) 372-1514.

Financial Schedule Presentation

The Company’s unaudited condensed consolidated financial statements as of and for the three months ended August 31, 2011 and 2010 and other financial data included in this press release have been prepared in a manner that complies, in all material respects, with generally accepted accounting principles in the United States (except with respect to certain non-GAAP financial measures discussed below) and reflects purchase accounting adjustments related to the Merger referenced below.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of federal health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

*Non-GAAP Financial Measures:

Management uses non-GAAP financial measures, such as net sales excluding the impact of foreign currency (constant currency), operating income as adjusted, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDA as adjusted (as defined by our credit agreement, the method to calculate this is likely to be different from methods used by other companies), net income as adjusted, gross profit as adjusted, selling, general and administrative expense as adjusted, research and development expense as adjusted, cash and cash equivalents (as defined by our credit agreement), net debt, senior secured leverage ratio, total leverage ratio (net debt), free cash flow, and unlevered cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included elsewhere in the press release.

The term “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization and/or exclude certain expenses as defined by our credit agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the private equity owners, certain severance charges, purchase accounting costs, stock-based compensation, litigation costs, and other related charges.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. Biomet management believes that these non-GAAP measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

Non-GAAP Reconciliation

A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com

Reclassifications

Certain prior period amounts have been reclassified to conform to the current presentation. Such reclassifications were limited to net sales information by product category. The current presentation aligns with how the Company presently reports sales and markets its products.

The Merger

Biomet, Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., which we refer to in this press release as the “Merger”, on September 25, 2007. LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. and TPG Capital.

Biomet, Inc.

Product Net Sales*

Three Month Period Ended August 31, 2011 and August 31, 2010

(in millions, except percentages, unaudited)

	Three Months Ended August 31, 2011		Three Months Ended August 31, 2010		Reported Growth %		Constant Currency Growth %
Large Joint Reconstructive	$397.0		$379.7		5%		-%
Sports, Extremities, Trauma (S.E.T.)	80.1		72.1		11%		8%
Spine & Bone Healing	76.1		84.7		(10	) %	(11	) %
Dental	59.3		56.6		5%		(1	) %
Other	52.1		47.6		9%		6%

Net Sales	$664.6		$640.7		4%		-%

	Three Months Ended August 31, 2011 Net Sales Growth As Reported		Currency Impact		Three Months Ended August 31, 2011 Net Sales Growth in Local Currencies
Large Joint Reconstructive	5%		(5	) %	-%
Knees	2%		(4	) %	(2	) %
Hips	7%		(5	) %	2%
Bone Cement and Other	10%		(7	) %	3%
Sports, Extremities, Trauma (S.E.T.)	11%		(3	) %	8%
Sports Medicine	12%		(3	) %	9%
Extremities	19%		(3	) %	16%
Trauma	(2	) %	(4	) %	(6	) %
Spine & Bone Healing	(10	) %	(1	) %	(11	) %
Spine	(10	) %	(1	) %	(11	) %
Bone Healing	(11	) %	-%		(11	) %
Dental	5%		(6	) %	(1	) %
Other	9%		(3	) %	6%

Net Sales	4%		(4	) %	-%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Geographic Net Sales Percentage Summary*

Three Month Period Ended August 31, 2011 and August 31, 2010

(in millions, except percentages, unaudited)

	Three Months Ended August 31, 2011		Three Months Ended August 31, 2010		Reported Growth %		Constant Currency Growth %
Geographic Sales:
United States	$414.7		$418.8		(1	) %	(1	) %
Europe	148.5		137.2		8%		(3	) %
International	101.4		84.7		20%		9%

Net Sales	$664.6		$640.7		4%		-%

	Three Months Ended August 31, 2011 Net Sales Growth As Reported		Currency Impact		Three Months Ended August 31, 2011 Net Sales Growth Local Currencies
United States	(1	) %	-%		(1	) %
Europe	8%		(11	) %	(3	) %
International	20%		(11	) %	9%

Total	4%		(4	) %	-%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, except percentages, unaudited)

	Three Months Ended August 31, 2011	Three Months Ended August 31, 2010
Net sales	$664.6	$640.7
Cost of sales	215.3	194.0

Gross profit	449.3	446.7
Gross profit percentage	67.6%	69.7%

Selling, general and administrative expense	261.6	251.9
Research and development expense	32.0	29.9
Amortization	83.0	95.2

Operating income	72.7	69.7
Percentage of Net Sales	10.9%	10.9%

Other (income) expense	7.2	(1.8)
Interest expense	125.4	126.8

Loss before income taxes	(59.9)	(55.3)

Benefit from income taxes	(20.7)	(37.5)

Tax rate	34.6%	67.8%

Net loss	$(39.2)	$(17.8)

Percentage of Net Sales	-5.9%	-2.8%

Biomet, Inc.

Other Financial Information

Reconciliation of Operating Income, as reported to Operating Income, as adjusted*

(in millions, unaudited)

	Three Months Ended August 31, 2011	Three Months Ended August 31, 2010
Operating income, as reported	$72.7	$69.7
Purchase accounting depreciation	4.6	4.4
Purchase accounting amortization	80.9	92.4

Total merger related depreciation and amortization	85.5	96.8

Stock-based compensation expense	4.7	5.1
Litigation settlements and reserves and other legal fees	1.0	4.3
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	16.4	9.3
Sponsor fee	2.0	2.3

Total non-merger related items	24.1	21.0

Total items (pre-tax) excluded per our credit agreement	109.6	117.8

Operating income, as adjusted*	$182.3	$187.5

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Reconciliation of Consolidated Net Loss to EBITDA, as reported*

(in millions, unaudited)

	Three Months Ended August 31, 2011	Three Months Ended August 31, 2010
Net loss, as reported	$(39.2)	$(17.8)
Depreciation	46.8	41.5
Amortization	83.0	95.2
Interest expense	125.4	126.8
Other (income) expense	7.2	(1.8)
Benefit from income taxes	(20.7)	(37.5)

EBITDA, as reported*	$202.5	$206.4

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Reconciliation of Operating Income, as reported to EBITDA, as adjusted*
(in millions, except percentages, unaudited)

	Three Months Ended August 31, 2011	Three Months Ended August 31, 2010
Operating income, as reported	$72.7	$69.7
Depreciation	46.8	41.5
Amortization	83.0	95.2

EBITDA, as reported*	$202.5	$206.4
Stock-based compensation expense	4.7	5.1
Litigation settlements and reserves and other legal fees	1.0	4.3
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	16.4	9.3
Sponsor fee	2.0	2.3

EBITDA, as adjusted*	$226.6	$227.4

Net sales	$664.6	$640.7
EBITDA percentage, as reported*	30.5%	32.2%
EBITDA percentage, as adjusted*	34.1%	35.5%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Reconciliation of Consolidated Net Loss to
Non-GAAP Adjusted Consolidated Net Income*
(in millions, unaudited)

	Three Months Ended August 31, 2011	Three Months Ended August 31, 2010
Net loss, as reported	$(39.2)	$(17.8)
Purchase accounting depreciation	4.6	4.4
Purchase accounting amortization	80.9	92.4
Stock-based compensation expense	4.7	5.1
Litigation settlements and reserves and other legal fees	1.0	4.3
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	16.4	9.3
Sponsor fee	2.0	2.3
Tax effect on special and purchase accounting items	(41.8)	(49.2)

Net income, as adjusted*	$28.6	$50.8

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended August 31, 2011	Three Months Ended August 31, 2010
Gross profit, as reported	$449.3	$446.7
Purchase accounting depreciation	4.6	4.4
Stock-based compensation expense	0.3	0.3
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	10.2	6.8

Gross profit, as adjusted*	$464.4	$458.2

Net sales	$664.6	$640.7
Gross profit percentage, as reported	67.6%	69.7%
Gross profit percentage, as adjusted*	69.9%	71.5%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative

Expense, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended August 31, 2011	Three Months Ended August 31, 2010
Selling, general and administrative expense, as reported	$261.6	$251.9
Stock-based compensation expense	(3.9)	(4.2)
Litigation settlements and reserves and other legal fees	(1.0)	(4.3)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(6.1)	(2.1)
Sponsor fee	(2.0)	(2.3)

Selling, general and administrative expense, as adjusted*	$248.6	$239.0

Net sales	$664.6	$640.7
SG&A as a percentage of net sales, as reported	39.4%	39.3%
SG&A as a percentage of net sales, as adjusted*	37.4%	37.3%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended August 31, 2011	Three Months Ended August 31, 2010

Research and development expense, as reported	$32.0	$29.9
Stock-based compensation expense	(0.5)	(0.6)
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.1)	(0.4)

Research and development expense, as adjusted*	$31.4	$28.9

Net sales	$664.6	$640.7
R&D as a percentage of net sales, as reported	4.8%	4.7%
R&D as a percentage of net sales, as adjusted*	4.7%	4.5%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Balance Sheets

(in millions, unaudited)

	(Preliminary) August 31, 2011	May 31, 2011
Assets
Cash and cash equivalents	$431.2	$327.8
Accounts receivable, net	457.8	480.1
Income tax receivable	4.2	5.4
Short-term investments	7.5	41.4
Inventories	581.5	582.5
Current deferred income taxes	69.8	71.5
Prepaid expenses and other	107.5	109.7
Property, plant and equipment, net	635.8	638.4
Intangible assets, net	4,471.7	4,534.4
Goodwill	4,488.5	4,470.1
Other assets	90.1	95.7

Total Assets	$11,345.6	$11,357.0

Liabilities and Shareholder’s Equity
Current liabilities	$515.8	$502.0
Current portion of long-term debt	37.7	37.4
Long-term debt, net of current portion	5,988.7	5,982.9
Deferred income taxes, long-term	1,428.2	1,487.6
Other long-term liabilities	211.7	172.0
Shareholder’s equity	3,163.5	3,175.1

Total Liabilities and Shareholder’s Equity	$11,345.6	$11,357.0

Net Debt (a)*	$5,595.2	$5,659.4

(a)	Net debt is the sum of total debt less cash and cash equivalents, as defined by the credit agreement. Cash and cash equivalents at May 31, 2011 includes $33.1 million of time deposits with maturities of less than 2 years.

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Reconciliation of Senior Secured Leverage Ratio*

(in millions, except ratios, unaudited)

	August 31, 2011		May 31, 2008
Senior Secured Debt:

USD Term Loan B	$2,252.3		$2,328.3
EUR Term Loan B	1,218.7		1,355.2
Asset Based Revolver	-		-
Cash Flow Revolvers	-		-

Consolidated Senior Secured Debt	3,471.0	A	3,683.5	D

Senior Notes	2,550.2		2,570.7
European Operations	5.2		46.6

Consolidated Total Debt	6,026.4		6,300.8

Cash and Cash Equivalents* **	(431.2)		(127.6)

Net Debt*	$5,595.2	B	$6,173.2	E

LTM Adjusted EBITDA*

Quarter 2 Fiscal 2011 Adjusted EBITDA	263.7
Quarter 3 Fiscal 2011 Adjusted EBITDA	258.4
Quarter 4 Fiscal 2011 Adjusted EBITDA	260.9
Quarter 1 Fiscal 2012 Adjusted EBITDA	226.6
“Run Rate” Cost Savings**	-

Quarter 1 2012 LTM Adjusted EBITDA*	$1,009.6	C

Fiscal 2008 LTM Adjusted EBITDA			829.1
“Run Rate” Cost Savings**			57.0

Fiscal 2008 LTM Adjusted EBITDA*			$886.1	F

Senior Secured Leverage Ratio*	3.44	A / C	4.16	D / F
Total Leverage Ratio (Net Debt)*	5.54	B / C	6.97	E / F

* See Non-GAAP Financial Measures Disclosure Above

** As defined by the Credit Agreement dated September 25, 2007

Biomet, Inc.

Other Financial Information

Adjusted EBITDA Reconciliation

(in millions, unaudited)

	Three Months Ended May 31, 2011	Three Months Ended February 28, 2011	Three Months Ended November 30, 2010
Operating income (loss), as reported	$(847.3)	$94.9	$105.8
Depreciation	46.9	48.0	44.7
Amortization	84.6	93.3	94.8

EBITDA, as reported*	$(715.8)	$236.2	$245.3

Special items adjustments:
Stock-based compensation expense	$(1.9)	$5.2	$4.3
Litigation settlements and reserves and other legal fees	2.8	2.3	3.1
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	31.9	12.0	8.4
Sponsor fee	2.5	2.7	2.6
Goodwill and intangible assets impairment charge	941.4	-	-

EBITDA, as adjusted*	$260.9	$258.4	$263.7

	Year Ended May 31, 2008
Operating loss, as reported	$(750.5)
Depreciation	140.8
Amortization	329.8

EBITDA, as reported*	$(279.9)

Special items adjustments:
Additional cost of sales for inventory write up to fair value	$160.2
In-process research and development	479.0
Financing fees related to merger	171.6
Share-based payment	25.8
In-the-money stock option settlement	112.8
Distributor agreements	41.7
Department of Justice	26.9
Investment banker fee	29.6
Consulting expenses related to operation improvement initiatives, severance for former executives, sponsor fees and other related costs	49.6
Additional legal/merger related fees	11.8

EBITDA, as adjusted*	$829.1

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Consolidated Statement of Cash Flows

(in millions, unaudited)

(Preliminary)
Fiscal 2012
Three Months Ended August 31, 2011
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(39.2)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	129.8
Amortization of deferred financing costs	2.8
Stock-based compensation expense	4.7
Recovery of doubtful accounts receivable	(2.5)
Loss on impairment of investments	9.2
Provision for inventory obsolescence	(0.5)
Deferred income taxes	(67.0)
Other	(0.6)
Changes in operating assets and liabilities:
Accounts receivable	21.3
Inventories	(2.2)
Prepaid expenses	2.7
Accounts payable	(1.5)
Income taxes	22.4
Accrued interest	67.8
Accrued expenses and other	(24.1)

Net cash provided by operating activities	123.1

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	33.7
Purchases of investments	(0.2)
Net proceeds from sale of property and equipment	0.1
Capital expenditures	(39.2)
Acquisitions, net of cash acquired	(3.9)

Net cash used in investing activities	(9.5)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Payments under European facilities	(0.5)
Payments under senior secured credit facilities	(8.9)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.3)

Net cash used in financing activities	(9.7)
Effect of exchange rate changes on cash	(0.5)

Increase in cash and cash equivalents	103.4
Cash and cash equivalents, beginning of period	327.8

Cash and cash equivalents, end of period	$431.2

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$55.0

Income taxes	$20.7

Biomet, Inc.

Consolidated Statement of Cash Flows

(in millions, unaudited)

Fiscal 2011
Three Months Ended August 31, 2010
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(17.8)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	136.7
Amortization of deferred financing costs	2.8
Stock-based compensation expense	5.1
Recovery of doubtful accounts receivable	(1.3)
Provision for inventory obsolescence	1.7
Deferred income taxes	(43.8)
Other	0.5
Changes in operating assets and liabilities:
Accounts receivable	27.1
Inventories	(18.3)
Prepaid expenses	(12.2)
Accounts payable	(0.6)
Income taxes	4.3
Accrued interest	67.7
Accrued expenses and other	(20.6)

Net cash provided by operating activities	131.3
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	3.8
Capital expenditures	(36.5)
Acquisitions, net of cash acquired	(9.6)

Net cash used in investing activities	(42.3)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under European facilities	0.1
Payments under European facilities	(0.6)
Payments under senior secured credit facilities	(8.5)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.2)

Net cash used in financing activities	(9.2)
Effect of exchange rate changes on cash	5.1

Increase in cash and cash equivalents	84.9
Cash and cash equivalents, beginning of period	189.1

Cash and cash equivalents, end of period	$274.0

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$56.3

Income taxes	$6.5

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*

(in millions, unaudited)

(Preliminary) Fiscal 2012
Three Months Ended August 31, 2011
Net loss	$(39.2)
Adjustments:
Depreciation and amortization	129.8
Amortization of deferred financing costs	2.8
Stock-based compensation expense	4.7
Recovery of doubtful accounts receivable	(2.5)
Loss on impairment of investments	9.2
Provision for inventory obsolescence	(0.5)
Deferred income taxes	(67.0)
Other	(0.6)

TOTAL	36.7
Changes In:
Accounts receivables	21.3
Inventories	(2.2)
Prepaid expenses	2.7
Accounts payable	(1.5)
Income taxes	22.4
Accrued interest	67.8
Accrued expenses and other	(24.1)

Net cash provided by operating activities	$123.1
Capital expenditures	(39.2)

Free Cash Flow*	$83.9
Acquisitions, net of cash acquired	(3.9)
Proceeds from sales/maturities of investments	33.7
Purchases of investments	(0.2)
Net proceeds from sale of property and equipment	0.1
Repurchase of LVB Acquisition, Inc. shares	(0.3)
Add back: cash paid for interest	55.0
Effect of exchange rates on cash	(0.5)

Unlevered Free Cash Flow* (1)	$167.8

(1) Cash flow that does not take into account the interest payments required on outstanding debt, among other financing and investing activities. Commonly used by companies that are highly leveraged to show how assets perform before debt service (principal and interest).

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*

(in millions, unaudited)

Fiscal 2011
Three Months Ended August 31, 2010
Net loss	$(17.8)
Adjustments:
Depreciation and amortization	136.7
Amortization of deferred financing costs	2.8
Stock-based compensation expense	5.1
Recovery of doubtful accounts receivable	(1.3)
Provision for inventory obsolescence	1.7
Deferred income taxes	(43.8)
Other	0.5

TOTAL	83.9
Changes In:
Accounts receivables	27.1
Inventories	(18.3)
Prepaid expenses	(12.2)
Accounts payable	(0.6)
Income taxes	4.3
Accrued interest	67.7
Accrued expenses and other	(20.6)

Net cash provided by operating activities	$131.3
Capital expenditures	(36.5)

Free Cash Flow*	$94.8
Acquisitions, net of cash acquired	(9.6)
Proceeds from sales/maturities of investments	3.8
Repurchase of LVB Acquisition, Inc. shares	(0.2)
Add back: cash paid for interest	56.3
Effect of exchange rates on cash	5.1

Unlevered Free Cash Flow* (1)	$150.2

(1) Cash flow that does not take into account the interest payments required on outstanding debt, among other financing and investing activities. Commonly used by companies that are highly leveraged to show how assets perform before debt service (principal and interest).

* See Non-GAAP Financial Measures Disclosure Above